UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                OCTOBER 23, 2009

                                   CACHE, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       FLORIDA                      0 -10345                   59 -1588181
     --------------         ------------------------          -------------
    (STATE OR OTHER         (COMMISSION FILE NUMBER)          (IRS EMPLOYER
     JURISDICTION OF                                           IDENTIFICATION
     INCORPORATION)                                            NUMBER)



                     1440 BROADWAY, NEW YORK, NEW YORK 10018
                     ---------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 575-3200




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On October 23, 2009, Cache, Inc. (the "Company") issued a press release (the "Press Release") announcing its results for the thirteen- and thirty-nine week periods ended September 26, 2009 and introducing new guidance for the fourth fiscal quarter of 2009. The Press Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.


     ITEM 9.01 EXHIBITS

99.1 Press release regarding results for the thirteen- and thirty-nine week periods ended September 26, 2009 and guidance for the fourth fiscal quarter of 2009.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Dated: October 23, 2009                CACHE, INC.




                                            By: /s/  Margaret Feeney
                                            ---------------------------------
                                            Margaret Feeney
                                            Executive Vice President and
                                              Chief Financial Officer